UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Morgan Stanley Direct Lending Fund

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Morgan Stanley Direct Lending Fund
1585 Broadway
New York, NY 10036
April 9, 2020
To Our Stockholders:
We are pleased to invite you to participate in the 2020 Annual Meeting of Stockholders (the “Meeting”) of Morgan Stanley Direct Lending Fund (“we,” “us,” “our” or the “Company”) to be held virtually on May 22, 2020, at 9:00 a.m. Eastern Time, at the following website: www.meetingcenter.io/254917249. The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received in the mail and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials so that you will know what we intend to act on at the Meeting.
At the virtual Meeting, you will be asked to consider and vote upon proposals to elect two of our Directors and to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, has determined that each of the proposals to be considered and voted on at the Meeting is in the best interests of the Company and its stockholders. Our Board of Directors unanimously recommends that you vote “FOR” the election of both of our director nominees and “FOR” the ratification of our selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
It is important that your shares be represented at the Meeting, regardless of whether you plan to participate in the virtual Meeting. Please vote your shares as soon as possible through any of the voting options available to you as described in our proxy statement.
On behalf of management and our Board of Directors, we thank you for your continued support of the Company.
Sincerely,
/s/ David N. Miller

David N. Miller
Chairman
New York, NY
April 9, 2020

MORGAN STANLEY DIRECT LENDING FUND
1585 Broadway
New York, NY 10036
NOTICE OF THE VIRTUAL 2020 ANNUAL MEETING OF STOCKHOLDERS
Online Meeting Only — No Physical Meeting Location
www.meetingcenter.io/254917249
May 22, 2020, 9:00 a.m. Eastern Time
To Our Stockholders:
Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Meeting”) of Morgan Stanley Direct Lending Fund (“we,” “us,” “our” or the “Company”) will be held virtually on May 22, 2020, at 9:00 a.m. Eastern Time at the following website: www.meetingcenter.io/254917249. The Meeting is being held for the following purposes:
1.
To elect two Directors, each to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity.

2.
To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.
To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 25, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any postponement or adjournment thereof.
We are furnishing the accompanying proxy statement and proxy card to our stockholders on the internet, rather than mailing printed copies of those materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and vote your proxy. If you have not received a copy of the Notice of Internet Availability of Proxy Materials, please contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036 or you can call us by dialing 212-761-4000.
If you are unable to participate in the Meeting, we encourage you to vote your proxy by following the instructions provided on the Notice of Internet Availability of Proxy Materials or the proxy card. Stockholders may also request from us free of charge printed copies of the proxy statement and proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
Our Board of Directors unanimously recommends that you vote “FOR” the election of both of our director nominees and “FOR” the ratification of our selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
The enclosed proxy statement provides a detailed description of the Meeting, each of the proposals and other related matters. We urge you to read the proxy statement carefully and in its entirety.
By Order of the Board of Directors,
/s/ Orit Mizrachi

Orit Mizrachi
Secretary
New York, NY
April 9, 2020

The proxy statement, a form of proxy card and the Company’s 2019 annual report to the stockholders, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, are available online at https://www.proxy-direct.com/msf-31265. If you plan on participating in the virtual Meeting, whether or not you intend to vote your shares at the Meeting, please follow the instructions in your Notice of Internet Availability of Proxy Materials or the instructions that accompanied your proxy materials. Please allow time to complete online check in procedures prior to the start of the Meeting.
To ensure a quorum is present at the Meeting, stockholders are requested to follow the instructions provided on the Notice of Internet Availability of Proxy Materials to vote their shares or to request, execute and return promptly a proxy card. Votes pursuant to this proxy statement are being solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the accompanying proxy statement. Any such notice of revocation may be provided by the stockholder in the same manner as the proxy being revoked.
If, as a result of the coronavirus pandemic, our offices are not generally open during the ten days prior to the Meeting, stockholders may request a list of stockholders of record as of the Record Date for any purpose germane to the Meeting by contacting us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036 or you can call us by dialing 212-761-4000. A list of stockholders of record will be available for inspection during the Meeting through the meeting website.

Morgan Stanley Direct Lending Fund
1585 Broadway
New York, NY 10036
PROXY STATEMENT
FOR THE VIRTUAL 2020
ANNUAL MEETING OF STOCKHOLDERS
Proxies are being solicited on behalf of the Board of Directors (the “Board”) of Morgan Stanley Direct Lending Fund, which is sometimes referred to in this proxy statement as “we,” “us,” “our” or the “Company,” for use at the Company’s 2020 Annual Meeting of Stockholders (the “Meeting”) to be held virtually on May 22, 2020, at 9:00 a.m. Eastern Time at the following website: www.meetingcenter.io/254917249. Only holders of record of our common stock at the close of business on March 25, 2020 (the “Record Date”) will be entitled to notice of and to vote at the virtual Meeting. At the close of business on the Record Date, we had 2,876,560 shares of common stock outstanding and entitled to vote at the Meeting.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet, including the proxy statement and the form of proxy (collectively, the “Proxy Statement”) and the Company’s annual report to stockholders (the “Annual Report”), which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 10, 2020 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need the 14-digit control number and the 8-digit security code that is included with the Notice to authorize your proxy for your shares through the Internet. If you have not received a copy of the Notice, please contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036 or you can call us by dialing 212-761-4000.
Annual Meeting Information
The Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Meeting will be held on May 22, 2020 at 9:00 a.m., Eastern Time. To participate in the Meeting, visit www.meetingcenter.io/254917249 and enter the 14-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures.
You are entitled to participate in the virtual Meeting only if you are a stockholder of the Company as of the close of business on the Record Date, or you hold a valid proxy for the Meeting.
General
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of the Company’s common stock represented by the proxy will be voted (1) FOR the election of two Director candidates nominated by the Board, (2) FOR the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and (3) in the discretion of the named proxies on any other matters that may properly come before the Meeting or at any postponement or adjournment thereof.

Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Meeting is being held for the following purposes:
1.
To elect two Directors, each to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity.

2.
To ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.
To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals
The holders of at least one-third of the capital stock issued and outstanding must be present virtually or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. If you have properly voted by proxy online or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Stockholders do not have cumulative voting rights or rights of appraisal.
The Company’s bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for Director at a duly called meeting of stockholders at which a quorum is present is required to elect a Director in an uncontested election. In a contested election, Directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present. An election shall be considered contested if, as of the date of the proxy statement, there are more nominees for election than the number of Directors to be elected. Under the Company’s bylaws, the Board may amend the bylaws to alter the vote required to elect Directors.
The affirmative vote of the majority of shares represented at the Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm.
For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will not be considered as votes cast and, as a result, will have no effect on the outcome of the vote.
The inspector of elections appointed for the Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.
Adjournment of Meeting
The chairman of the meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, for any reason, including until a quorum shall be present or represented. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.
The stockholders present, either virtually or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than required to establish a quorum.

Proxies for the Meeting
The named proxies for the Meeting are Orit Mizrachi and Venugopal Rathi (or their duly authorized designees), who will follow submitted proxy voting instructions. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each Director nominee named below and FOR the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and to vote on any other matters properly presented at the Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and distributing the Notice and, if requested, this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, and the Annual Report, which consists of the Company’s 2019 Form 10-K.
In addition to the solicitation of proxies by mail or e-mail, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained Computershare, Inc. to assist in the distribution of the Company’s proxy materials and the solicitation and tabulation of proxies. The cost of Computershare, Inc.’s services with respect to the Company is estimated to be approximately $15,000 plus reasonable out-of-pocket expenses.
Householding of Proxy Materials
Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. The rules also apply to the delivery of the Notice.
The Company’s bylaws allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of the Notice or, if applicable, our Proxy Statement and our Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036 or by phone at 212-761-4000. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by (1) delivering a written revocation notice prior to the Meeting to the Company, Attention: Secretary, 1585 Broadway New York, NY 10036; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting at the virtual Meeting. If a stockholder holds shares of common stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the Meeting does not revoke a proxy unless the stockholder also votes at the Meeting.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Secretary of the Company, Orit Mizrachi, at our principal executive offices located at 1585 Broadway New York, NY 10036 or by phone at 212-761-4000.

You can access our proxy materials online at https://www.proxy-direct.com/msf-31265 using the 14-digit control number and the 8-digit security code found on your Notice and in the box at the bottom right of your Proxy Card.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 2,876,560 shares of common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o Morgan Stanley Direct Lending Fund, 1585 Broadway New York, NY 10036.
Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
David N. Miller(2)	951.564	*
Jeffrey S. Levin	1,903.129	*
Independent Directors
Joan Binstock(3)	1,141.877	*
Bruce Frank	191.313	*
Kevin Shannon	380.626	*
Adam Metz(4)	570.939	*
Executive Officers Who Are Not Directors
Orit Mizrachi	380.626	*
Venugopal Rathi	380.626	*
Grove Stafford	—	*
All Directors and Executive Officers as a Group (nine persons)	5,899.700	0.20%
Beneficial Ownership of 5% or More:
MS Credit Partners Holdings Inc.(5)	572,688.425	19.9%

*
Represents less than one tenth of one percent.

(1)
For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each Director and executive officer has sole voting and/or investment power over the shares reported.
(2)
Mr. Miller is the owner of the MSSB C/F David Nathan Miller IRA, which owns the reported securities.

(3)
Ms. Binstock is the grantor and trustee of the Joan A Binstock Revocable Trust, which owns the reported securities. Ms. Binstock disclaims beneficial ownership of shares of common stock held by the Joan A Binstock Revocable Trust, except to the extent of her pecuniary interest therein.

(4)
Mr. Metz is the settlor and trustee of the Adam Metz 2006 Trust, which owns the reported securities. Mr. Metz disclaims beneficial ownership of shares of common stock held by the Adam Metz 2006 Trust, except to the extent of his pecuniary interest therein.

(5)
MS Credit Partners Holdings Inc., a Delaware corporation, is a wholly-owned subsidiary of MS Holdings Incorporated, a Delaware corporation, and MS Holdings Incorporated is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. The address of each of MS Credit Partners Holdings Inc., MS Holdings Incorporated, and Morgan Stanley is 1585 Broadway, New York, NY 10036.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is presently composed of six Directors, divided into three classes, each serving staggered three-year terms. The term of our Class I Directors will expire at the Meeting; the term of our Class II Directors will expire at the 2021 annual meeting of stockholders; and the term of our Class III Directors will expire at the 2022 annual meeting of stockholders.
The Board has nominated each of David N. Miller and Kevin Shannon as a Director, each to serve until his successor has been elected and qualified at the annual meeting of stockholders to be held in 2023 or until his earlier resignation, removal, death or incapacity. Mr. Miller currently serves as the Chair of the Board. Mr. Shannon currently serves as a Director of the Company and is a member of the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”). The Board has determined that Mr. Shannon is not an “interested person” of the Company, of MS Capital Partners Adviser Inc., our investment adviser (the “Adviser”), or of any of their respective affiliates as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Director”).
Each of Mr. Miller and Mr. Shannon has consented to being named in this Proxy Statement and to serving as a Director if elected at the Meeting. If, for any reason, Mr. Miller or Mr. Shannon becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Mr. Miller or Mr. Shannon will be unable or unwilling to serve.
The Board recommends that stockholders vote “FOR” the Company’s nominees for Directors.
Biographical Information
The Board has determined that each of the Directors is qualified to serve as our Director, based on a review of the experience, qualifications, attributes and skills of each Director, including those described below. The Board has determined that each Director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our Directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is c/o Morgan Stanley Direct Lending Fund, 1585 Broadway, 39th Floor, New York, NY 10036.
	Age	Position(s) held with the Company	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Nominees for Class I Directors
Interested Director
David N. Miller(2)	44	Chair of the Board	1	2020	2019
Head of Private Credit & Equity at Morgan Stanley and a member of the management committee at Morgan Stanley Investment Management (“MSIM”) since 2016; President and Chief Executive Officer of Silver Bay Realty Trust Corp., a publicly traded real estate investment trust from 2012 to January 2016
							None

	Age	Position(s) held with the Company	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since	Principal Occupation(s) During Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Independent Director
Kevin Shannon	65	Director	1	2020	2019
Chief Financial Officer of the Harvard Management Company, Inc. from September 2009 to April 2020, a member of its Operating Committee from September 2009 to December 2018 and chair of its Valuation Committee from June 2015 to December 2017
							None
Class II Directors
Interested Director
Jeffrey S. Levin(3)	39	Chief Executive Officer and President, Director	1	2021	2019
Chief Executive Officer and President of the Company since October 2019; Head of Direct Lending in Private Credit & Equity at Morgan Stanley since February 2019; Partner at The Carlyle Group and President of TCG BDC, Inc. and TCG BDC II, Inc. from May 2016 to February 2019; Head of Origination for The Carlyle Group’s Direct Lending platform from 2012 to May 2016
							None
Independent Director
Joan Binstock	66	Director	1	2021	2019	Senior Advisor at Lovell Minnick Partners, LLC since June 2018; Partner at Lord, Abbett & Co. LLC from 2000 to April 2017, including positions as Chief Operating Officer and Chief Financial Officer	SimCorp A/S since March 2018; Brown Brother Harriman US Mutual Funds since September 2019
Class III Directors
Independent Directors
Bruce Frank	66	Director	1	2022	2019	Retired	VEREIT, Inc. from July 2014 to March 2017; ACRE Realty Investors Inc. from November 2014 to December 2018
Adam Metz	58	Director	1	2022	2019	Head of International Real Estate of The Carlyle Group from October 2013 to April 2018	Forest City Enterprises from April 2018 to December 2018; Parkway Properties from June 2012 to October 2016

(1)
Including the Company.

(2)
Mr. Miller is an Interested Director due to his positions as Head of Private Credit & Equity of Morgan Stanley, an affiliate of the Adviser, and a member of the management committee at MSIM.

(3)
Mr. Levin is an Interested Director due to his positions as Chief Executive Officer and President of the Company and Head of Direct Lending in Private Credit & Equity of Morgan Stanley, an affiliate of the Adviser.

Set forth below is certain information relating to our Directors, including details on each Director nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director of the Company.
Nominees for Election as Class I Directors
David N. Miller was appointed Chair of the Board in October 2019. Mr. Miller is the Head of Private Credit & Equity at Morgan Stanley and a member of the management committee at MSIM. He joined Morgan Stanley in August 2016 and has over 21 years of investing experience. Prior to joining Morgan Stanley, from 2012 to January 2016, Mr. Miller was the President and Chief Executive Officer of Silver Bay Realty Trust Corp., a publicly traded real estate investment trust he co-founded in 2011 (“Silver Bay”) to capitalize on the significant dislocation in the residential housing market. Prior to Silver Bay, Mr. Miller was a Managing Director at Pine River Capital Management and Two Harbors Investment Corp. where he focused on investment strategy and new business development. During the global financial crisis (2008 – 2011), Mr. Miller served in various roles at the U.S. Department of Treasury (“Treasury”), including as the Chief Investment Officer of the Troubled Asset Relief Program (TARP) where he created complex crisis response investment programs and managed its $700 billion portfolio. Prior to Treasury, Mr. Miller held various investment roles, including as a portfolio manager at HBK Investments and in the Special Situations Group at Goldman Sachs & Co., where he focused on opportunistic investments in public and private debt and equity. Mr. Miller received an MBA from Harvard Business School and a B.A., magna cum laude, in Economics from Dartmouth College where he was elected to Phi Beta Kappa. Mr. Miller’s investing experience and experience as a senior officer of several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Miller is qualified to serve as a Director.
Kevin Shannon has served as a Director since October 2019. He previously served as the Chief Financial Officer of the Harvard Management Company, Inc., the investment advisor for Harvard University’s $42 billion general investment account, from September 2009 to April 2020. In addition, he has served on the Operating Committee from September 2009 to December 2018 and has chaired the Valuation Committee from June 2015 to December 2017. In addition, since December 2016, he has overseen both investment and operations of Harvard University’s $1.4 billion Trust & Gifts Group. Prior to joining Harvard Management Company, Inc., Mr. Shannon was the Chief Financial Officer and an Executive Vice President at Moore Capital Management, LLC, a large multi-strategy private investment company, where he worked for 15 years. During his tenure he was responsible for all treasury functions and served as a member of the Board of Directors, Risk Committee, and Valuation Committee. Additionally, he served two consecutive terms on the Board of Directors of the Managed Funds Association, a group representing the global alternative investment industry and its investors, and was a member of its Executive Committee as Vice Chairman and Treasurer. Prior to Moore Capital Management, LLC, he was a senior executive at Lehman Brothers where he served as Senior Vice President and Chief Financial Officer of Lehman’s derivative products subsidiary and earlier as Director of Firm Trading Accounting and Controls. Prior to joining Lehman Brothers, Mr. Shannon began his career as an auditor at KPMG LLP, serving financial services clients. Mr. Shannon served a two-year tenure as a part time adjunct lecturer with Baruch College’s Department of Accounting. In addition, Mr. Shannon takes an active role in his community; he currently serves on the board and is a former member of the Audit and Executive Committees of Help for Children, and he is a member of the Boston Economics Club. Mr. Shannon received his Bachelor of Science degree, magna cum laude, from New York University and an MBA from Fairleigh Dickinson University. Mr. Shannon’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Shannon is qualified to serve as a Director.

Incumbent Class II Directors: Term Expiring 2021
Jeffrey S. Levin was appointed as our Chief Executive Officer and President in October 2019. Mr. Levin is the Head of Direct Lending in Private Credit & Equity at Morgan Stanley. Prior to joining MSIM in February 2019, Mr. Levin was a Partner at The Carlyle Group, and served as President of the firm’s business development companies (“BDCs”) (TCG BDC, Inc. and TCG BDC II, Inc.) and Direct Lending platform from May 2016 to February 2019. From 2012 to May 2016, Mr. Levin served as the Head of Origination for The Carlyle Group’s Direct Lending platform. Prior to joining The Carlyle Group in 2012, Mr. Levin was a senior member of the Private Credit platform at Morgan Stanley, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley, where he was responsible for originating and executing high yield bond and leveraged loan transactions. Mr. Levin received a BBA from Emory University. Mr. Levin’s investing experience and experience as a senior officer of other BDCs led our Nominating and Corporate Governance Committee to conclude that Mr. Levin is qualified to serve as a Director.
Joan Binstock has served as a director since October 2019. Ms. Binstock currently serves as an Advisor at Lovell Minnick Partners, LLC since June 2018, where she is responsible for assisting the firm on deal and operational due diligence activities across all portfolio companies. In addition, she has been a Director of SimCorp A/S since March 2018 and the Brown Brother Harriman US Mutual Funds since September 2019. Ms. Binstock was a Partner at Lord, Abbett & Co. LLC from 2000 to April 2017, where she served as the Chief Operating Officer and Chief Financial Officer. Previously, Ms. Binstock was the Chief Operating Officer at Morgan Grenfell Asset Management. Prior to that, she was a Principal and National Director of the Regulatory and Risk Management Practice at Ernst & Young LLP, the Chief Administrative Officer at BEA/Credit Suisse, and the Chief Administrative Officer of the Capital Markets Group at Goldman Sachs. She served as a Member of the Association of Institutional Investors Board of Directors, was a Director of the Securities Industry and Financial Markets Association, and was a Member of the Global Board of Managers of Omgeo LLC until January 2018. Ms. Binstock is on the board of the Greyston Foundation and on the Advisory Council of NY/NJ Year Up, both of which are nonprofit organizations. Ms. Binstock is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton. Ms. Binstock’s investing experience and experience as a senior executive officer in several finance companies led our Nominating and Corporate Governance Committee to conclude that Ms. Binstock is qualified to serve as a Director.
Incumbent Class III Directors: Term Expiring 2022
Bruce D. Frank has served as a director since October 2019. Mr. Frank also has served as a member of the Board of Directors of Landsea Holdings Corporation, where he serves as a member of the Audit Committee and the Investment Committee, since January 2015. Mr. Frank previously served on the Board of Directors of VEREIT, Inc., a real estate operating company, from July 2014 to March 2017 and the Board of Directors of ACRE Realty Investors Inc., a real estate investment and operating company, from November 2014 to December 2018. Prior to that, Mr. Frank was a Senior Partner at Ernst & Young LLP’s real estate practice within the assurance service line from April 1997 through June 2014. Prior to joining Ernst & Young LLP, Mr. Frank worked at KPMG LLP, a public accounting firm, for 17 years. He has over 35 years of experience providing assurance services to prominent public and private owners, investors and developers, both domestically and globally. His extensive experience has included working on initial public offerings and assisting acquirers in consummating acquisition transactions. Mr. Frank received a Bachelor of Science degree in Accounting from Bentley College, is a member of the American Institute of Certified Public Accountants and is a Certified Public Accountant in the State of New York. Mr. Frank’s past experience as an accountant led our Nominating and Corporate Governance Committee to conclude that Mr. Frank is qualified to serve as a Director.
Adam Metz has served as a director since October 2019. Mr. Metz has spent over 30 years in the real estate industry. Mr. Metz joined The Carlyle Group in October 2013 where he served as Head of International Real Estate until April 2018. Prior to his tenure at Carlyle, he was a Senior Advisor to Texas Pacific Group Capital’s (“TPG”) Real Estate Group. Prior to his role at TPG, Mr. Metz was the Chief Executive Officer of General Growth Properties and led the company through one of the largest and most successful bankruptcy and restructurings in real estate investment trust (“REIT”) history. Previously, Mr. Metz co-founded Polaris Capital, LLC, a real estate investment firm. Mr. Metz also served as Executive Vice President and Chief Investment Officer of Rodamco, North America, and President and Chief Financial Officer of Urban Shopping Centers. Prior to these roles, Mr. Metz was a Vice President in the Capital Markets group of JMB Realty, and in the Commercial Real Estate Lending Group at The First National Bank of Chicago as a Corporate Lending Officer. Mr. Metz currently serves as a member of the Real Estate Roundtable and ULI and has served on the Board of Hammerson PLC, a British property development company, since July 2019. He also serves on the advisory boards of the real estate programs at both Cornell University and Northwestern University and serves on the Smithsonian’s Hirshhorn Museum and Sculpture Garden Board of Trustees in Washington, DC. Previously, Mr. Metz served as an independent director on numerous boards including Forest City Enterprises, Parkway Properties, Aliansce Shopping Centers S.A., AMLI Residential Properties Trust, Bally Total Fitness Holding Corp., and Chia’sso Acquisition LLC. Mr. Metz received his Bachelor’s degree from Cornell University, and a Masters of Management degree from Northwestern University. Mr. Metz’s investing experience and experience as a senior executive officer in several real estate companies led our Nominating and Corporate Governance Committee to conclude that Mr. Metz is qualified to serve as a Director.
Equity Owned by Directors and Nominees in the Company
The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director or Director nominee as of March 25, 2020.
	Dollar Range of our Common Stock Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of our Common Stock Beneficially Owned in the Fund Complex(1)(2)
Interested Directors
David N. Miller	$10,001 – $50,000	$10,001 – $50,000
Jeffrey S. Levin	$10,001 – $50,000	$10,001 – $50,000
Independent Directors
Joan Binstock	$10,001 – $50,000	$10,001 – $50,000
Bruce Frank	$1 – $10,000	$1 – $10,000
Kevin Shannon	$1 – $10,000	$1 – $10,000
Adam Metz	$10,001 – $50,000	$10,001 – $50,000

(1)
The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
Dollar ranges were determined using the number of shares that are beneficially owned as of March 25, 2020, multiplied by $20.00 per share, which was the price at which the Company sold shares pursuant to a drawdown of investor capital commitments on January 24, 2020.

Executive Officers Who Are Not Directors
	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer	Officer Since
Orit Mizrachi	47	Chief Operating Officer and Secretary	1	2019
Venugopal Rathi	40	Chief Financial Officer	1	2019
Grove Stafford	43	Chief Compliance Officer	1	2019
Orit Mizrachi was appointed as our Chief Operating Officer and Secretary in October 2019 and has been an Executive Director of MSIM since April 2019. Prior to joining Morgan Stanley in April 2019, Ms. Mizrachi held various senior positions at The Carlyle Group from 2011 to 2018, including Director of

Operations for Global Market Strategies and Chief Operating Officer for The Carlyle Group’s Direct Lending platform. In addition, Ms. Mizrachi served as Chief Operating Officer and interim Chief Financial Officer of TCG BDC, Inc., a publicly-traded BDC advised by an affiliate of The Carlyle Group, from April 2014 until her departure from The Carlyle Group in 2018 and from September 2014 to March 2015, respectively. Ms. Mizrachi also served as Chief Operating Officer of TCG BDC II, Inc., a non-traded BDC advised by an affiliate of The Carlyle Group, from April 2017 until her departure from The Carlyle Group in 2018. In addition, prior to its acquisition by TCG BDC, Inc. in June 2017, Ms. Mizrachi served as Chief Operating Officer and interim Chief Financial Officer of NF Investment Corp., a non-traded BDC advised by an affiliate of The Carlyle Group, from April 2014 to June 2017 and from September 2014 to March 2015, respectively. Prior to joining The Carlyle Group in 2010, Ms. Mizrachi worked in the hedge fund industry as the chief financial officer of Carlyle Blue Wave Management L.P. and as controller at Sagamore Hill Capital Management L.P., each a multi-strategy hedge fund. Ms. Mizrachi started her career at Goldstein Golub & Kessler LLP, an audit firm, as an auditor in their financial services group.
Venugopal Rathi was appointed as our Chief Financial Officer in November 2019 and has been an Executive Director of MSIM since October 2019. Prior to joining Morgan Stanley, Mr. Rathi held various senior positions at The Carlyle Group from September 2014 to October 2019, including Chief Financial Officer and Chief Accounting Officer of its Global Credit platform. In addition, Mr. Rathi served as chief financial officer from April 2015 to March 2018 and treasurer from April 2015 to September 2019 of TCG BDC, Inc., a publicly-traded BDC advised by an affiliate of The Carlyle Group. Mr. Rathi also served as chief financial officer and treasurer of TCG BDC II, Inc., a non-traded BDC advised by an affiliate of The Carlyle Group, from April 2017 to March 2018 and from April 2017 to September 2019, respectively. In addition, prior to its acquisition by TCG BDC, Inc. in June 2017, Mr. Rathi served as chief financial officer and treasurer to NF Investment Corp., a non-traded BDC advised by an affiliate of The Carlyle Group, beginning in April 2015. Prior to joining Carlyle in 2014, Mr. Rathi worked within the financial services practice of Ernst & Young LLP and its affiliates since 2004. Mr. Rathi has a Bachelor’s degree in Finance and Accounting from MDS University, India. He is a New York State Certified Public Accountant and a Chartered Accountant.
Grove Stafford was appointed as our Chief Compliance Officer in October 2019. Since May 2018, Mr. Stafford has been an Executive Director of Morgan Stanley and has served as the head of US Private Investing Compliance, covering the Private Credit & Equity and private side Real Assets businesses. Prior to joining Morgan Stanley, from 2006 to March 2018, Mr. Stafford was employed by Resource America, Inc., serving as Vice President and Assistant General Counsel, with responsibility for legal and compliance matters for Resource America’s investment adviser platforms with a focus on closed-end mutual funds, collateralized debt obligations, private equity and hedge funds, and REITs. Mr. Stafford received his J.D. from Tulane University and B.A. from Boston University. He is a member of the bar in New York and Louisiana.
CORPORATE GOVERNANCE
Our Board of Directors
Board Composition
Our Board consists of six members. Pursuant to our certificate of incorporation and bylaws, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The term of our Class I Directors will expire at the Meeting; the term of our Class II Directors will expire at the 2021 annual meeting of stockholders; and the term of our Class III Directors will expire at the 2022 annual meeting of stockholders.
Messrs. Miller and Shannon serve as Class I Directors (with a term expiring at the Meeting). Ms. Binstock and Mr. Levin serve as Class II Directors (with a term expiring in 2021). Messrs. Frank and Metz serve as Class III Directors (with a term expiring in 2022). Any Class I Directors elected at the Meeting will have a term expiring at the 2023 annual meeting of stockholders of the Company.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act.

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Ms. Binstock and Messrs. Frank, Shannon and Metz qualifies as an Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Interested Directors
Each of Messrs. Miller and Levin is considered an “interested person” (as defined in the 1940 Act) of the Company because of his respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).
Meetings and Attendance
Our Board met two times during the year ended December 31, 2019, including one regular quarterly meeting and one special meeting, and acted on certain occasions by written consent. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a Director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).
Board Attendance
All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.
Board of Directors Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent public accounting firm.
Under our bylaws, our Board may designate a Chair to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.
Presently, David N. Miller serves as the Chair of our Board. Mr. Miller is an “interested person” as defined in Section 2(a)(19) of the 1940 Act of us, and therefore, is an Interested Director. We believe that Mr. Miller’s extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chair of our Board. We believe that we are best served through this existing leadership structure, as Mr. Miller’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board of Directors’ Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.
We believe that our Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Communications with Directors
All interested parties, including stockholders, may send communications to the Board, the Independent Directors, the Chair or any other individual Director, by addressing such communication to the Board, the Independent Directors, the Chair or to the individual Director, c/o Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036.
SOX Code of Ethics
The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer.
Committees of the Board of Directors
An Audit Committee and a Nominating and Corporate Governance Committee have been established by our Board.

Audit Committee
The members of the Audit Committee are Joan Binstock, Bruce Frank, Adam Metz and Kevin Shannon, each of whom is financially literate, is not considered an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act, and meets the independence requirements of Rule 10A(m)(3) of the Exchange Act. Bruce Frank serves as Chair of the Audit Committee. Our Board has determined that Joan Binstock, Bruce Frank, Adam Metz and Kevin Shannon are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of certain of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.
The Audit Committee held one meeting during the year ended December 31, 2019.
Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are Joan Binstock, Bruce Frank, Adam Metz and Kevin Shannon, each of whom is not considered an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Joan Binstock serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board by our stockholders at the annual stockholder meeting, selecting qualified nominees to fill any vacancies on our Board or a committee of the Board (consistent with criteria approved by our Board), developing and recommending to our Board a set of corporate governance principles applicable to us and overseeing the evaluation of our Board and our management.
The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses director diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interests of our stockholders.
The Nominating and Corporate Governance Committee held one meeting during the year ended December 31, 2019.
Pricing Committee
The members of the Pricing Committee are Jeffrey S. Levin and Adam Metz, provided, that all other members of the Board are invited to attend all meetings of the Pricing Committee and, if in attendance, shall be deemed to be members of the Pricing Committee. The Pricing Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the common stock in accordance with our valuation policy, and to ensure that we do not sell shares of common stock at a price per share below the NAV of such common stock, as required by Section 23 of the 1940 Act, which is made applicable to BDCs by Section 63 of the 1940 Act.

The Pricing Committee did not meet during the year ended December 31, 2019.
Director Nominations
Nomination for election as a Director may be made by the Nominating and Corporate Governance Committee or by a stockholder who was a stockholder of record at the time of provision of notice, at the Record Date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a Director or a committee member for the Company, in light of the Company’s business and structure. The Nominating and Corporate Governance Committee evaluates the qualifications of individuals for election as members of the Board (or a committee thereof), including, to the extent required, compliance with the independence and other applicable requirements of the 1940 Act and the SEC, all other applicable laws, rules and regulations and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.
Rule 17j-1 Code of Ethics
We and our Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the joint code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics’ requirements. Our code of ethics is available on the SEC’s website at www.sec.gov and you may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Involvement in Certain Legal Proceedings
The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company. The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.
Election of Officers
Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.
Compensation and Insider Participation
Compensation of Independent Directors
The Independent Directors receive: (i) an annual fee of  $75,000 (prorated for any partial year) commencing on November 25, 2019, (ii) $2,000 for each in person Board meeting attended ($1,000 for each telephonic Board meeting), (iii) $1,000 for each in person committee meeting attended ($500 for each telephonic committee meeting) (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular meeting of the Board) and (iv) an additional fee of  $7,500 per year commencing on November 25, 2019 for the chair of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket expenses for each Independent Director incurred in connection with fulfillment of his or her duties as Independent Directors.

The Independent Directors review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the Directors in fulfilling their responsibilities to the Company. The Board determines the compensation of the Independent Directors.
The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2019. No compensation is paid by the Company to any Interested Director of the Company.
	Total Compensation from the Company	Total Compensation from the Fund Complex
Joan Binstock	$10,603	$10,603
Bruce Frank	$11,363	$11,363
Kevin Shannon	$10,603	$10,603
Adam Metz	$10,603	$10,603
Compensation of Executive Officers
None of our executive officers receive direct compensation from us. Any compensation paid for services relating to our financial reporting and compliance functions will be paid by MS BDC Administrative Services LLC, our administrator (the “Administrator”), subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.
Certain Relationships and Related Party Transactions
Investment Advisory Agreement
On November 25, 2019, the Company entered into the investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. Pursuant to the Investment Advisory Agreement, we pay the Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. In addition, we reimburse the Adviser for certain expenses it incurs on our behalf. Members of our senior management also serve as principals of other investment managers affiliated with our Adviser that manage, and may in the future manage, investment funds, accounts or other investment vehicles with investment objectives similar to ours
The base management fee is calculated at an annual rate of 1.0% of our average gross assets at the end of the two most recently completed calendar quarters, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. Prior to a listing of our securities on a national securities exchange, including through an initial public offering (an “Exchange Listing”), the Adviser has agreed to irrevocably waive the portion of the base management fee in excess of 0.25% of our average gross assets calculated in accordance with the Investment Advisory Agreement, which waived base management fees are not subject to recoupment by the Adviser. For services rendered under the Investment Advisory Agreement, the base management fee will be payable quarterly in arrears. No management fee will be charged on committed but undrawn capital commitments. Base management fees for any partial month or quarter will be appropriately pro-rated.
The Adviser and its affiliates, at their own expense and out of their own assets, may make payments to, or enter into arrangements with, financial intermediaries or other persons in consideration of services, arrangements, significant investments in shares of our Common Stock or other activities that the Adviser and its affiliates believe may, among other things, benefit our business, facilitate investment in our Common Stock or otherwise benefit our stockholders. Payments of the type described above are sometimes referred to as profit-sharing payments.
We also pay the Adviser an incentive fee consisting of two parts. The first part is determined and paid quarterly based on our pre-incentive fee net investment income and the second part is determined and payable in arrears based on net capital gains as of the end of each calendar year or upon termination of the Investment Advisory Agreement.
Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the administration agreement between us and the Administrator (the “Administration Agreement”), any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as debt instruments with pay-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Our Adviser is not obligated to return to us the incentive fee it receives on payment-in-kind (“PIK”) interest that is later determined to be uncollectible in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pursuant to the Investment Advisory Agreement, we pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income as follows:
•
No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed a hurdle rate of 1.50% (6% annualized);

•
100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.2728% annualized). We refer to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.8182%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.8182% in any calendar quarter; and

•
17.5% of the pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.2728% annualized), which reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income is paid to the Adviser.

Under the Investment Advisory Agreement, we will pay the Adviser an incentive fee on capital gains calculated and payable in arrears in cash as of the end of each calendar year or upon the termination of the Investment Advisory Agreement in an amount equal to 17.5% of our realized capital gains, if any, on a cumulative basis from the date of our election to be regulated as a BDC through the end of a given calendar year or upon the termination of the Investment Advisory Agreement, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the purpose of computing the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.
For the year ended December 31, 2019, there were no base management fees, incentive fees related to pre-incentive fee net investment income or incentive fees related to realized capital gains, since we had not yet commenced investment operations. For the year ended December 31, 2019, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation).
Administration Agreement
On November 25, 2019, we entered into the Administration Agreement with our Administrator, who provides us with office space, office services and equipment. Under the Administration Agreement, our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, internal audit and investor relations, and being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, our internal control assessment under the Sarbanes-Oxley Act and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.
Payments under the Administration Agreement are equal to an amount that reimburses our Administrator for its costs and expenses and our allocable portion of expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the compensation paid to our Chief Compliance Officer and Chief Financial Officer. Our Board, including our independent directors, will review the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement to determine whether such expenses are reasonable and allocated appropriately among the Company and other funds sponsored or managed by the Administrator and its affiliates. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Additionally, we ultimately bear the costs of any sub-administration agreements that our Administrator enters into.
Our Administrator reserves the right to waive all or part of any reimbursements due from us at its sole discretion.
In addition, our Administrator to, pursuant to a sub-administration agreement, has engaged State Street Bank and Trust Company (“State Street”), to act on behalf of our Administrator in the performance of certain other administrative services for us. Our Administrator has entered into one or more staffing agreements with affiliates of Morgan Stanley pursuant to which such Morgan Stanley affiliates would agree to provide our Administrator with access to certain legal, operations, financial, compliance, accounting, internal audit (in their role of performing our Sarbanes-Oxley Act internal control assessment), clerical and administrative personnel. Pursuant to these staffing agreements, our Administrator will agree to reimburse the Morgan Stanley affiliates for their allocable portion of the costs of the compensation paid to our Chief Financial Officer and Chief Compliance Officer.
For the year ended December 31, 2019, the Company did not incur fees under the Administration Agreement, which were included in administrative service fees in the Statement of Operations included in the Annual Report.
Placement Agent Agreement
On August 30, 2019, the Company entered into a placement agent agreement (the “Placement Agent Agreement”) with Morgan Stanley Distribution Inc. (the “Paying Agent”), Morgan Stanley Smith Barney LLC (the “Placement Agent”) and the Adviser. Under the terms of the Placement Agent Agreement, the Placement Agent and certain of its affiliates will assist in the placement of common stock in the Company’s private offering. The Company is not liable for any payments to the Placement Agent pursuant to the Placement Agent Agreement, which payments will be made by the Adviser and, to the extent the Paying Agent receives any payments, the Paying Agent.
Review, Approval or Ratification of Related Party Transactions
The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s Directors and Officers must notify the Chief Financial Officer, Chief Compliance Officer and/or the Company’s legal counsel of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.
Address of Our Adviser and Administrator
The principal executive offices of the Adviser and the Administrator are located at 1585 Broadway, 39th Floor, New York, NY 10036.
Required Vote
Each Director nominee shall be elected by the affirmative vote of a majority of the total votes cast at the Meeting virtually or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF DAVID N. MILLER AND KEVIN SHANNON.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee has selected Deloitte to serve as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2020. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
Deloitte’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.
Principal Accountant Fees and Services
Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to Deloitte for professional services performed for the Company’s fiscal year ended December 31, 2019.
Fiscal Year/Period	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2019	$35,000	$—	$—	$—

(1)
“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by Deloitte.

(2)
“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by Deloitte, including primarily the review of the Company’s income tax returns.

(3)
“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by Deloitte.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal year ended December 31, 2019, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.
Audit Committee Report
As part of its oversight of the Company’s financial statements, on March 19, 2020, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2019. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (the “PCAOB”).
The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee, Bruce Frank, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte to management.
The Audit Committee received and reviewed the written disclosures from Deloitte required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2019 be included in the 2019 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.
Audit Committee Members:
Bruce Frank, Chair
Joan Binstock
Adam Metz
Kevin Shannon
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast at the Meeting, virtually or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE
COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

OTHER BUSINESS
The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.
Whether or not you expect to participate in the virtual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Meeting, visit www.meetingcenter.io/254917249 and enter the 14-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting and voting, please contact us by phone at 212-761-4000 or by writing to Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036, Attention: Secretary.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2021 ANNUAL MEETING OF
STOCKHOLDERS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2021 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than December 10, 2020. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Orit Mizrachi, 1585 Broadway, New York, NY 10036s.
Bylaw Requirements for Stockholder Submission of Nominations and Proposals
A stockholder recommendation for nomination of a person for election to our Board or a proposal for consideration at our 2021 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than November 10, 2020 and no later than 5:00 p.m., Eastern Time, on December 10, 2020; provided, however, that in the event that the date of the 2021 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2021 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.
ANNUAL REPORT
A copy of our Annual Report, which consists of our 2019 Form 10-K (including financial statements), is available, along with the Proxy Statement, online at https://www.proxy-direct.com/msf-31265. If a printed copy of the Proxy Statement is requested, the Annual Report will be furnished with the Proxy Statement.
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
By Order of the Board of Directors,
/s/ Orit Mizrachi Orit Mizrachi Secretary

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER.
PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING
at the following Website:
www.meetingcenter.io/254917249,
on May 22 at 9:00a.m. Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
The Password for this meeting is BDC2020

Please detach at perforation before mailing.

Morgan Stanley | INVESTMENT MANAGEMENT

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Direct Lending Fund (the "Fund").
The undersigned hereby constitutes and appoints Orit Mizrachi and Venugopal Rathi (or their duly authorized designees), and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Fund, held of record by the undersigned on March 25, 2020 at the 2020 Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.meetingcenter.io/254917249 on May 22, 2020 at 9:00 a.m., Eastern Time. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card the Password for this meeting is **BDC2020**. Online check in will begin at 8.45 a.m., Eastern Time. Please allow time for online check-in procedures. The undersigned hereby revokes any and all proxies with respect to such shares heretofore by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted "FOR" the Proposals described in the Proxy Statement.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MSD_31265_040620
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

  EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders of Morgan Stanley Direct Lending Fund to Be Held Virtually on May 22, 2020. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-31265. Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT. 1. To elect two Directors, each to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity: 01. David N. Miller 02. Kevin Shannon INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. FOR AGAINST ABSTAIN B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx MSD 31265 M xxxxxxxx +